April 28

Annual General Meeting

Cautionary statement

Statements of future events or conditions in this report, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Actual future financial and operating results, including demand growth and energy source mix; production growth and mix; project plans, dates, costs and capacities; production rates; production life and resource recoveries; cost savings; product sales; financing sources; and capital and environmental expenditures could differ materially depending on a number of factors, such as changes in the supply of and demand for crude oil, natural gas, and petroleum and petrochemical products and resulting price and margin impacts; limitations on transportation for accessing markets; political or regulatory events, including changes in law or government policy, applicable royalty rates and tax laws; the receipt, in a timely manner, of regulatory and third-party approvals; third party opposition to operations and projects; environmental risks inherent in oil and gas exploration and production activities; environmental regulation, including climate change and greenhouse gas restrictions; currency exchange rates; availability and allocation of capital; performance of third party service providers; unanticipated operational disruptions; management effectiveness; commercial negotiations; project management and schedules; response to unexpected technological developments; operational hazards and risks; disaster response preparedness; the ability to develop or acquire additional reserves; and other factors discussed in in Item 1A of Imperial Oil Limited’s Form 10-K for the year ended December 31, 2016 and in the management’s discussion and analysis of financial condition and results of operations contained in Item 7. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial Oil Limited. Imperial Oil Limited’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial Oil Limited undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

All financial information is presented in Canadian dollars, unless otherwise indicated. Definitions of key business and financial performance measures utilized below are set forth in the Financial section of Imperial Oil Limited’s Form 10-K for the year ended December 31, 2016.

In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl).BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf to one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcfto 1 bbl, using a 6:1 conversion ratio may be misleading as an indication of value.

All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2016, and based on definitions from the Canadian Oil and Gas Evaluation Handbook and are presented in accordance with National Instrument 51-101, as disclosed in Imperial’s Form 51-101F1 for the fiscal year ending December 31, 2016.

Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company’s working interest before royalties at year-end 2016, as determined by Imperial’s internal qualified reserves evaluator.

Reserves are the estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on: analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves which can be estimated with reasonable certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves.

Contingent resources do not constitute, and should not be confused with, reserves. Contingent resources are those quantities of petroleum considered to be potentially recoverable from known accumulations using established technology or technology under development, but are currently not considered to be commercially recoverable due to one or more contingencies. Contingencies that preclude the classification of

Imperial’s contingent resources as reserves include, but are not limited to, the need for further design and the associated uncertainty in development costs and timelines; regulatory approvals; need for internal approvals to proceed with development; lack of market access; and the need for further delineation analysis to improve certainty of resources.

Contingent resource volumes represented in these materials are technical best estimate volumes, considered to be a realistic estimate of the quantity that may actually be recovered; it is equally likely that the actual quantities recovered may be greater or less than the technical best estimate. Estimates of contingent resources have not been adjusted for risk based on the chance of development. There is uncertainty that it will be commercially viable to produce any portion of the resource, nor is there certainty as to the timing of any such development. Significant positive and negative factors relevant to the estimate include, but are not limited to, the commodity price environment and regulatory and tax uncertainty.

The estimates of various classes of reserves (proved and probable) and of contingent resources in these materials represent arithmetic sums of multiple estimates of such classes for different properties, which statistical principles indicate may be misleading as to volumes that may actually be recovered. Readers should give attention to the estimates of individual classes of reserves and contingent resources and appreciate the differing probabilities of recovery associated with each class.

The term “project” as used in these materials can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

Meeting proceedings

Rich Kruger Chairman, President and CEO Lara Pella Corporate Secretary

Audit Committee report

Victor Young Committee Chair

Meeting proceedings

Rich Kruger Chairman, President and CEO Lara Pella Corporate Secretary

Election of directors

Victor David Jerry Krystyna Sheelagh Rich Jack Young Sutherland Wascom Hoeg Whittaker Kruger Mintz

Chairman’s remarks

Rich Kruger Chairman, President and CEO

Global energy demand

Expected to increase 25% by 2040, oil & gas remain key

Quadrillion BTUs

750

Megatrends drive growth

+ 25%

Renewables / 500 other

Gas demand led by power generation

Coal

250 Gas Oil remains largest energy source

Oil Outlook assumes major efficiencies

0

2015 2040

Source: ExxonMobil 2017 Outlook for Energy Imperial ? 2017 ? 8

Liquids demand

Significant new production required to offset decline

Global production, mbd

120

Supply growth Natural decline without investment

90 Decline replacement

80% of demand from new supplies

60

Existing New

Supplies needed from all sources

30

Requires major ongoing investments

0

2015 2040

Source: ExxonMobil 2017 Outlook for Energy citing IEA analysis and data Imperial ? 2017 ? 9

Responsible development

Dual challenge to meet demand, reduce environmental impact

Technology and innovation key Climate policies to affect energy mix Canadian oil sands part of solution Investments must compete globally

Imperial 2017 10

Business environment

Ongoing challenges, time of uncertainty and opportunity

Continued low global prices Evolving policies and regulations Global competitiveness pressures Progress on market access

Imperial 2017 11

Company priorities

Base business performance and creating value

Focus on business fundamentals Disciplined cost management Progress growth opportunities Advocate for competitive policy

Imperial 2017 12

Safety and operational integrity

Leading performance, effective risk management

Incidents per 200,000 hours worked1 # of spills

0.6 30

5-year

average

0.4 20

1-year

best ever

0.2 10

record low

0.0 0

Canadian Imperial 2012-14 2015 2016

peers average

1Equivalent to 100 workers for one year Imperial 2017 13

2016 results

Strengthened core assets, relentless cost management

386,000 boepd $2.2 billion

Upstream production Net income

362,000 bpd $2.0 billion

Refinery throughput Cash from operations

484,000 bpd $1.3 billion

Petroleum product sales Cost reductions versus plan

Imperial 2017 14

Upstream

Growing production, driving unit costs down

Production1, Cash opex,

kboepd US$/boe

400 30

Completed growth projects

300

20 Improving asset performance

200

10 Capturing market savings

100

Enhancing organizational efficiency

0 0

2014 2015 2016

1IMO share, before royalties

Data as reported in company 10-K, 8-K filings Imperial 2017 15

Refining

Operational excellence and integration drive performance

Throughput, kbd1

400 + 11 kbd

300 Application of global best practices

200 Rigorous and disciplined cost control

100 Significant downstream cash generation

0

10-year 3-year average average

1For the years ending 2016, excludes Dartmouth refinery Imperial 2017 16

Petroleum product sales

Growing sales through long-term supply agreements

kbd1

500 + 29 kbd

400 Delivering high-quality products

300

Establishing valued relationships

200

100 Enhancing customer experience

0

10-year 3-year

average average

1For the years ending 2016 Imperial 2017 17

Capital efficiency

Maximizing investment value and life-cycle performance

Return on capital employed, %

25

20 10-year average1

15

10

5 2016

0

IMO HSE CNQ SU CVE

Source: company publications

1For the years ended 2016 Imperial 2017 18

Financial strength

Industry-leading balance sheet, access to financial markets

Year-end 2016 debt to capital, %

40

30 Capital structure flexibility

20

Most attractive borrowing terms

10

Leverage XOM relationship

0

CNQ CVE SU HSE IMO

BBB+ BBB A- BBB+ AA+

Ratings1

1Based on S&P Global debt rating Imperial 2017 19

Shareholder distributions

Over $10 billion returned to shareholders in the last 10 years

Dividend per share1, C$

0.60

100+ years of consecutive payments

0.40

22 years of consecutive growth

0.20 6.3% 10-year compounded growth rate

Repurchased 50% of shares since 1995

0.00

2006 2016

1Declared basis, adjusted for three-for-one stock splits (May 15, 1998 and May 23, 2006) Imperial 2017 20

Financial resilience

Strength provides flexibility under a range of oil prices

2016-20 annual average, C$ billion

4 $55

3 Ability to meet highest priorities

$45

2 Significant cash flow leverage

Growth

1 Sustaining $35

Flexibility for new opportunities

Dividend1 0

Dividend Cash flow and capex from operations

1Dividend at current rate

Assumptions: Oil prices are US$ Brent, nominal cash flow, inflation 2.5%, FX = US$0.75 to C$1.00,

Imperial 2017 21

continued industry production growth fundamentals

Future opportunities

Large, high quality resource base with significant potential

Year-end 2016 resource base, billion boe1

25

22 billion barrels of oil equivalent1

Other 20

Contingent In situ project applications submitted

15 Mining Resource

10 On Hold Investment scope, pace to be determined

Development Pending

Probable In situ 5

Proved New technologies enhance performance

0

1IMO share, before royalties, definitions from the Canadian Oil and Gas Evaluation Handbook, presented in accordance with National Instrument 51-101 Imperial 2017 22

Technology leadership

Unparalleled commitment, history of research and innovation

Well-to-wheels GHG emissions intensity, indexed %

125

Production Imperial breakthrough technologies

Refining

100

Distribution

75

CSS Mining SAGD SA-SAGD Kearl Avg barrel Other solvent dilbit synthetic dilbit dilbit* dilbit refined in US technologies*

Combustion

Source: IHS CERA, “Comparing GHG Intensity of the Oil Sands and the Average US Crude Oil Today”, 2014

*Imperial estimate Imperial 2017 23

Why Imperial

Distinct competitive advantages that deliver long-term value

Asset base Growth opportunities

High quality, high performing assets A large inventory of attractive opportunities across the portfolio to support future upstream growth

Operational excellence Technology leadership

Effective technical, operational and financial An unparalleled history of creating value risk management that enhances value through research and innovation

Value chain integration Shareholder value

Significant synergies across the full value Demonstrated commitment to delivering chain including ExxonMobil relationship value in all business environments

Imperial 2017 24

Question period

Rich Kruger Chairman, President and CEO

Scrutineers’

report

Lara Pella Corporate Secretary

April 28

Annual General Meeting